Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of S&W Seed Company, or the Company, for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof, or the Report, I, Mark Herrmann, President and Chief Executive Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 26, 2024

/s/ Mark Herrmann
Mark Herrmann
President and Chief Executive Officer (Principal Executive Officer)